STOCK REPURCHASE PROGRAM	12 Months Ended
Sep. 30, 2013
STOCK REPURCHASE PROGRAM [Abstract]
STOCK REPURCHASE PROGRAM

NOTE 17 - STOCK REPURCHASE PROGRAM

On December 18, 2012, the Board of Directors of Poage Bankshares, Inc. (the "Company") authorized a stock repurchase program pursuant to which the Company intended to purchase up to 168,619 of its issued and outstanding shares of common stock, which represented approximately 5.0% of the Company's issued and outstanding shares. All repurchased shares are held by the Company as authorized but unissued shares. On June 11, 2013, the Board of Directors of the Company terminated the Company's existing stock repurchase program, under which the Company had previously purchased a total of 136,046 shares of its common stock at a weighted average price of $14.51 per share.

On June 11, 2013, the Board of Directors of the Company authorized a stock repurchase program pursuant to which the Company intends to purchase up to 161,816 of its issued and outstanding shares of common stock, which represents approximately 5.0% of the Company's issued and outstanding shares. The repurchase program commenced on June 14, 2013. The timing of the purchases will depend on certain factors, including but not limited to, market conditions and prices, available funds and alternative uses of capital. The stock repurchase program may be carried out through open-market purchases, block trades, negotiated private transactions and pursuant to a trading plan that will be adopted in accordance with rule 10b5-1 under the Securities Exchange Act of 1934. Any repurchased shares will be held by the company as authorized but unissued shares. The Company has repurchased 18,961 shares of its common stock at a weighted average price of $15.00 per share under this plan.